SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549



                            FORM 8-K



                         CURRENT REPORT



             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported): June 28, 1999


                         MILACRON INC.
     (Exact name of registrant as specified in its charter)



    DELAWARE                 1-8475              31-1062125
  (State or other          Commission File       (IRS Employer
  jurisdiction of          Number)               Identification
  incorporation)                                 No.)



2090 Florence Avenue, P.O. Box 63716, Cincinnati, Ohio     45206
(address of principal executive offices)                 (ZIP Code)



Registrant's  telephone number, including area code:  (513)  841-8100



   ___________________________N/A_____________________________
  (Former name or former address, if changed since last report)


ITEM 5.   OTHER EVENTS

          The Press Release of registrant dated June 28, 1999, filed as Exhibit 99.1 and which discloses that earnings for the second quarter of 1999 will be down approximately 10% from the second quarter of 1998 is incorporated by reference.


ITEM  7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL  INFORMATION
           AND EXHIBITS.

          (c) Exhibits:



 Exhibit
   No.                  Description



   99.1             Press Release issued by Milacron
                    Inc. on June 28, 1999.


                         SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              MILACRON INC.



Date:  July 7, 1999           By:  /s/ Hugh C. O'Donnell
                                   Hugh C. O'Donnell
                                   Vice President, General
                                   Counsel and Secretary